Exhibit 10.18

债转股协议 Debt-for-equity agreement 本协议由以下双方于【 2021】年【3 】月【19 】日在深圳签署： This agreement was signed by the following parties in Shenzhen on the 19th of the 3rd month of 2021: 甲方（债权人）：深圳市摩天之星企业管理有限公司 Party a (creditor) : Shenzhen Skyscraper Star Enterprise Management Co. , Ltd. 住所地：深圳市罗湖区桂园街道深南东路信兴广场主楼 4301/3902-07 室 Residence: Room 4301/3902-07, main building, Xinxing Plaza, Shennan East Road, Guiyuan Street, Luohu District, Shenzhen 法定代表人：李厚德 Legal representative: Li Houde 乙方（债务人）：深圳市筑梦之星科技有限公司 Party B (debtor) : Shenzhen Dream Star Technology Co. , Ltd. 住所地：深圳市龙华新区观澜街道高尔夫大道 5 号观澜湖国际大厦 4 楼 Residence: 4/F, Guanlan Lake International Building, No. 5 Golf Avenue, Guanlan Street, Longhua new district, Shenzhen 法定代表人：刘格 Legal representative: Liu Ge 丙方：Building DreamStar Technology Inc. Party C: Building Dreamstar Technology Inc. . 授权代表： Authorized representative:

鉴于：

In view of:

1. 乙方在 2016 年 1 月 18 日至 2018 年 11 月 30 日期间，作为甲方的全资子公司，曾通过《借款协议》并通过日常往来收支方式导致欠款【151152216.27】元，经过乙方对甲方进行部分还款后，截止 2021 年 2 月 19 日前乙方对甲方的欠款为【109152216.27】元。

1. During the period from January 18,2016 to November 30,2018, party B, as a wholly-owned subsidiary of Party A, has caused the arrears through the loan agreement and the daily receipts and payments [151152216.27] yuan, after Party B has made partial repayment to party A, party B owes party a [109152216.27] yuan as of 202119 February.

2. 2021 年【3】月【5】日，甲方、乙方、深圳市明德儒商企业管理有限公司共同签署了《债权转让协议》，约定深圳市明德儒商企业管理有限公司将其对乙方的债权【30000000】元，转让给甲方。

2. On 2021, party A, party B and Shenzhen Mingde Confucian Business Management Co. , Ltd. signed the agreement on assignment of Creditor's rights, it is agreed that Shenzhen Mingde Confucian business enterprise management co. , Ltd. will transfer its claim to party B [30000000] Yuan to Party A.

3. 截止 2021 年 3 月【19】日，乙方尚欠甲方人民币【139152216.27】元款项未偿还。

3. As of 2021, party B still owes party a RMB 139152216.27.

4.丙方下属企业杭州筑梦创享科技有限公司通过系列合约安排控制乙方。

4. Party C's subsidiary Hangzhou Zhumeng Chuangxiang Technology Co. , Ltd. controls party B through a series of contractual arrangements.

为妥善解决甲方、乙方的债权债务问题，现根据《中华人民共和国民法典》及其它相关法律法规，基于平等互利、诚实守信的原则，就甲方、乙方的债权债

务相关事宜，经友好协商，达成如下协议，以兹信守。 In order to properly solve the problem of party A’s and party B’s Creditor’s rights and debts, in accordance with the Civil Code of the People’s Republic of China and other relevant laws and regulations, based on the principle of equality, mutual benefit, honesty and trustworthiness, on matters relating to Party A’s and party B’s Creditor’s rights and debts, through friendly negotiation, we have reached the following agreement in good faith. 第一条 以债权置换股份认购权 Article 1. The right to subscribe for shares shall be replaced by the right to claim 1. 截至本协议签署日，乙方尚欠甲方合计人民币 139,152,216.27 元的款项未 偿还。 As of the signing date of this agreement, party B still owes party a the total amount of RMB 139,152,216.27. 2. 各方同意，甲方以豁免乙方债务偿还作为对价购买丙方授予的一项股份 认购权；即，丙方授予甲方一项不可撤销的认购权（“认购权”），甲方有权按照 象征性价格（丙方普通股股份面值，即 0.0001 美元每股）认购丙方发行一定数量 的普通股股份（“标的股份”）。 The parties agree that party a shall buy a share option granted by party C at a consideration of exemption of party B’s debt repayment; that is, party C shall grant party a an irrevocable option (“Option”) , party a shall have the right to subscribe for a certain number of ordinary shares (“Subject shares”) issued by party C at a nominal price (par value of party C’s ordinary shares, i. e. US $0.0001 per share) . 3. 各方同意甲方行使认购权可购买的丙方发行的普通股的数量=乙方原欠 甲方的款项（即 139,152,216.27 元人民币或等额美元）÷丙方在美国纳斯达克交

易所首次公开发行股票的每股普通股发行价格。 All parties agree that the amount of ordinary shares issued by party C that party a may purchase by exercising the right of subscription shall be equal to the amount due by party B to party a (i.e. RMB 139,152,216.27 or equivalent US dollars) . The price of each ordinary share issued by party C for its initial public offering on the NASDAQ stock exchange of the United States. 4. 丙方目前正在申请在美国纳斯达克交易所上市，甲方拟择机认购丙方发 行的普通股股份。 Party C is currently applying for listing on the NASDAQ Stock Exchange in the United States, party a intends to choose to subscribe for ordinary shares issued by Party C. 5. 如丙方最终未能实现在美国纳斯达克交易所上市，甲方有权收回上述债 权并放弃上述股份认购权。 If Party C fails to list on the Nasdaq Exchange, party A has the right to withdraw the above claims and give up the share option. 第二条 交割 Number Two, delivery 1. 丙方应于甲方发出行使股份认购权的书面通知后 5 个工作日内向有关部 门申请办理本次股份认购涉及的股份登记手续，将标的股份登记至甲方名下，各 方应予以配合。本次股份认购涉及的标的股份登记手续办理完毕之日为本次股份 认购的交割日。 Party C shall, within 5 working days after party A has given written notice to exercise its share option, apply to relevant departments for the registration of the shares involved in the share subscription, and register the underlying shares in party A’s name, all parties should cooperate. The date of completion of the registration of the underlying shares involved in the subscription shall be the settlement date of the subscription.

2. 自交割日起，甲方即依据本协议成为标的股份的合法所有者，对标的股份 依法享有完整的权利，并承担相应的义务。 From the date of delivery, party a shall be the legal owner of the subject shares in accordance with this agreement, and shall have complete rights and obligations in accordance with the law. 第三条 税收和费用 Third, taxes and fees 1. 各方一致同意，无论本次股份认购是否完成，本次股份认购所涉之政府主 管部门、证券登记或交易主管部门收取的税费，以及由于准备、签署以及履行本 协议而发生的所有费用、成本和开支，由各方按照有关法律、法规及有关政府主 管部门、证券登记或交易主管部门现行明确的有关规定各自依法承担。 All parties agree that, regardless of whether the subscription is completed or not, the taxes and fees collected by the competent government authorities, securities registration or transaction authorities involved in the subscription shall be, and all expenses, costs and expenses incurred in the preparation, execution and performance of this agreement, the responsibility shall be borne by each party in accordance with relevant laws and regulations and relevant government departments, securities registration or trading departments in force and in accordance with the law. 2. 本协议项下各方在本协议履行过程中聘请中介机构的费用，由聘请方自 行承担。 The expenses incurred by each party in employing an intermediary agency under this agreement in the course of its performance shall be borne by the employing party. 第四条 保密 Rule number four, confidentiality 除非根据有关法律、行政法规的规定应向有关政府主管部门或证券监管部门 办理有关批准、备案手续，或应法院等司法机构以及仲裁机构的要求，或为履行

在本协议下的义务或声明与保证需向第三人披露，或该等信息已依法公开披露外， 任何一方均不得擅自通过任何方式公开发布或向与本次股份认购无关的任何第 三方泄漏本次股份认购有关的信息（但有必要了解本次股份认购情况的各方股东、 董事、高级管理人员、雇员以及因本次股份发行需求而聘请的中介服务机构除外）， 且双方同意将促使其他有关知情人对本协议的所有条款及本次股份认购有关事 宜严格保密。保密期限自一方收到对方相关信息之日起至相关信息依法公开之日 为止。 Unless the relevant government authorities or securities regulatory authorities are required by relevant laws or administrative regulations to apply for approval or filing, or at the request of a judicial body such as a court or an arbitration body, or is required to be disclosed to a third person for the purpose of fulfilling obligations or declarations and warranties under this agreement, or where such information has been publicly disclosed in accordance with the law, no party shall, without authorization, make public by any means or disclose to any third party any information relating to this share subscription (except shareholders, directors, senior management personnel, employees of each party who need to know about this share subscription and intermediary service organizations employed for the purpose of this share issuance) , and both parties agree that all terms of this agreement and all matters relating to this share subscription shall be kept strictly confidential by other interested parties. The period of confidentiality shall be from the date on which one party receives the other party’s relevant information to the date on which the relevant information is made public according to law. 第五条 承诺与保证 Article 5. Promises and guarantees 1. 各方拥有法定权利及充分权力签署本协议及履行本协议项下的义务，本 协议下的权利与义务对各方具有法律拘束力。 Each party shall have the legal right and full power to sign this agreement and perform the obligations hereunder. The rights and obligations hereunder shall be legally binding on each party.

2. 各方履行本协议的条款不会导致违反任何重要合同、协议、许可或法庭、 政府部门及监管机构颁布的命令、判决及法令。 Each party’s performance of the terms of this agreement shall not result in a breach of any significant contract, agreement, license or order, judgment or decree issued by a court, government department or Regulatory Authority. 3. 各方均能够独立承担因本次债权转让产生的有关法律责任。 All parties can bear the legal responsibility arising from this assignment of Creditor’s rights independently. 第六条 违约责任 Article 6 liability for breach of contract 本协议生效后，除发生法律明文规定、或本协议约定外，任何一方不履行、 不完整履行本协议之义务或履行本协议之义务不符合约定的，或做出虚假的陈述 与保证，则该方被视为违反本协议。违约方应按本协议约定支付违约金，并赔偿 因其违约而给另一方造成的一切直接和间接损失，包括但不限于另一方为索赔支 出的律师费、调查费、交通费、差旅费、通讯费等。 If, after the entry into force of this agreement, either party fails to perform or fails to perform completely or fails to perform its obligations under this agreement, or fails to perform its obligations under this agreement in accordance with the provisions of this agreement, or makes a false statement or warranty, the party shall be deemed to be in breach of this agreement. The breaching party shall pay the liquidated damages as agreed in this agreement and compensate the other party for all direct and indirect losses caused by its breach of contract, including, but not limited to, the other party’s expenses for the claim such as attorney’s fees, investigation fees, transportation expenses, travel expenses, communication expenses, etc. . 第七条 适用法律及争议解决

Article 7 applicable law and dispute settlement 1. 本协议的订立和履行适用中国法律，并依据中国法律解释。 The conclusion and performance of this agreement shall be governed by and construed in accordance with Chinese law. 2. 各方因履行本协议发生争议的，应协商解决；协商不能解决时，任何一方 均有权将争议提交深圳国际仲裁院，按照提交仲裁时该院现行有效的仲裁规则进 行仲裁。仲裁的裁决是终局的，对各方均具有约束力。 If a dispute arises between the parties due to the performance of this agreement, it shall be settled through consultation. If consultation fails, either party shall have the right to submit the dispute to the Shenzhen International Arbitration Court for Arbitration in accordance with the arbitration rules in force at the time of submission to arbitration. The award of the arbitration shall be final and binding upon all parties. 第八条 不可抗力 Rule number eight, force majeure 1. 如因自然灾害、战争、全国范围内的重大传染性疾病或国家政策调整等 不能预见、不能避免且不能克服的不可抗力事件，致使任何一方不能履行或不能 完全履行本协议时，该方应立即将该等情况以书面形式通知另一方，并在该等情 况发生之日起 7 个工作日内向另一方提供本协议不能履行或部分不能履行或需 要迟延履行的理由及有效证明。按照不可抗力事件对本协议的影响程度，由双方 协商决定是否解除、变更或迟延履行本协议。 Such as natural disasters, wars, major infectious disease across the country, or changes in state policy that can not be foreseen, avoided, or overcome by force majeure events, if either party fails or fails to perform this agreement in full, that party shall immediately notify the other party of such failure in writing, and shall, within 7 working days from the date of such occurrence, provide the other party with the reasons and valid proof of the non-performance or partial non-performance or delay of the performance of this agreement. This agreement shall be terminated, modified, or delayed by mutual agreement at the discretion of the parties in accordance with the force majeure of the event. 2. 本协议因不可抗力事件的发生而不能履行或不能完全履行时，本协议双 方互不追究因此而导致的未履行约定的违约责任，并协商决定是否解除、变更或 迟延履行本协议。如果协商不成，自不可抗力事件发生之日起 1 个月后，任何一 方均有权单方解除本协议。 In the event that this agreement can not be performed or can not be fully performed as a result of an force majeure event, neither party shall be held liable for breach of contract resulting therefrom, and to decide through consultation whether to rescind, alter, or delay the performance of this agreement. If negotiations fail, either party shall have the right to terminate this agreement unilaterally one month after the date of the Force Majeure event. 第九条 其他 Article 9, others 1. 本协议自各方授权代表签字并盖章之日起生效。 This agreement shall enter into force on the date of signature and seal by the authorized representatives of the parties. 2. 本合同一式拾伍份，各方各持壹份，各份均具有同等法律效力，其余用于 办理本次股份认购的相关登记手续。 Each party shall hold one copy of this contract. Each copy shall have the same legal effect. The rest shall be used for the registration of the share subscription. （以下无正文） (no text below)

（本页无正文，为《债转股协议》之签署页） (there is no text on this page. This is the signed page of the debt-for-equity agreement.) 甲方：深圳市摩天之星企业管理有限公司（盖章） Party A: Shenzhen Skyscraper Star Enterprise Management Co. , Ltd. (Seal) 授权代表（签字）： Authorized representative (signature) : 乙方：深圳市筑梦之星科技有限公司（盖章） Party b: Shenzhen Zhumengzhixing Technology Co. , Ltd. (Seal) 授权代表（签字）： Authorized representative (signature) : 丙方：Building DreamStar Technology Inc. Party C: Building Dreamstar Technology Inc. . 授权代表（签字）： Authorized representative (signature) :

pg/J: Building DreamStar Technology Inc. j fX'.1 * ( *): For and on behalf of Building DreamStar Technology Inc. 161i